UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2016

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 1, 2016, Hines REIT 2200 Ross Avenue LP, a wholly-owned subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT”) sold JPMorgan Chase Tower to Fortis Property Group, LLC, (the “Purchaser”). JPMorgan Chase Tower is an office building located in Dallas, Texas. The Purchaser is not affiliated with Hines REIT or its affiliates.

The sales price for JPMorgan Chase Tower was approximately $273.0 million, prior to the deduction of transaction costs and certain closing credits and any adjustments for prorations. The net proceeds received by Hines REIT from this sale were $214.1 million after the loan payoff of $48.9 million and credits and closing costs.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2016 and the Years Ended December 31, 2015, 2014 and 2013
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

August 5, 2016	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements

On August 1, 2016, Hines REIT 2200 Ross Avenue LP, a wholly-owned subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT”) sold JPMorgan Chase Tower, an office building located in Dallas, Texas, to Fortis Property Group, LLC (the “Purchaser”). The sales price for JPMorgan Chase Tower was approximately $273.0 million, prior to the deduction of transaction costs and certain closing credits and any adjustments for prorations. The net proceeds received by Hines from this sale were $214.1 million after the loan payoff of $48.9 million and credits and closing costs. The Purchaser is not affiliated with Hines REIT or its affiliates.

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of JPMorgan Chase Tower, including the receipt of proceeds from the sale.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2016
(In thousands)
The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the disposition of JPMorgan Chase Tower had occurred as of March 31, 2016.  This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2016.  This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what our actual financial position would have been had we completed this transaction on March 31, 2016, nor does it purport to represent our future financial position.

	As of March 31, 2016 (a)	Adjustments for JPMorgan Chase Tower		Pro Forma
ASSETS
Investment property, at cost:
Buildings and improvements, net	$1,252,530	$(205,427)	(b)	$1,047,103
Land	437,701	(8,768)	(b)	428,933
Total investment property	1,690,231	(214,195)		1,476,036

Investments in unconsolidated entities	97,249	—		97,249
Cash and cash equivalents	49,610	(2,366)	(c)	47,244
Restricted cash	1,281	—		1,281
Distributions receivable	1,209	—		1,209
Tenant and other receivables, net	43,982	(10,879)	(b)	33,103
Intangible lease assets, net	115,196	(3,726)	(b)	111,470
Deferred leasing costs, net	154,334	(46,059)	(b)	108,275
Deferred financing costs, net	416	—		416
Other assets	4,411	(166)	(b)	4,245
TOTAL ASSETS	$2,157,919	$(277,391)		$1,880,528

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$56,125	$(4,238)	(b)	$51,887
Due to affiliates	4,572	(8)	(b)	4,564
Intangible lease liabilities, net	28,619	(2,406)	(b)	26,213
Other liabilities	16,295	(981)	(b)	15,314
Interest rate swap contracts	13,491	—		13,491
Participation interest liability	130,386	—		130,386
Distributions payable	15,026	—		15,026
Notes payable, net	836,583	(49,035)	(b)	787,548
Total liabilities	1,101,097	(56,668)		1,044,429

Commitments and contingencies	—	—		—

Equity:
Preferred shares	—	—		—
Common shares	223	—		223
Additional paid-in capital	2,099,093	—		2,099,093
Accumulated distributions in excess of earnings	(1,041,421)	(220,723)	(d)	(1,262,144)
Accumulated other comprehensive income (loss)	(1,073)	—		(1,073)
Total stockholders’ equity	1,056,822	(220,723)		836,099
Noncontrolling interests	—	—		—
Total equity	1,056,822	(220,723)		836,099
TOTAL LIABILITIES AND EQUITY	$2,157,919	$(277,391)		$1,880,528

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2016
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of JPMorgan Chase Tower had occurred as of January 1, 2013.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2016.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what our actual results of operations would have been had we completed this transaction on January 1, 2013, nor does it purport to represent our future operations.

	Three Months Ended March 31, 2016 (a)	Adjustments for JPMorgan Chase Tower (b)	Pro Forma
Revenues:
Rental revenue	$48,106	$(6,060)	$42,046
Other revenue	4,989	(856)	4,133
Total revenues	53,095	(6,916)	46,179
Expenses:
Property operating expenses	13,764	(2,334)	11,430
Real property taxes	8,446	(1,627)	6,819
Property management fees	1,385	(166)	1,219
Depreciation and amortization	19,593	(2,115)	17,478
Acquisition related expenses	—	—	—
Asset management and acquisition fees	8,419	—	8,419
General and administrative	1,950	(3)	1,947
Total expenses	53,557	(6,245)	47,312
Operating income (loss)	(462)	(671)	(1,133)
Other income (expenses):
Gain (loss) on derivative instruments, net	3,957	—	3,957
Equity in earnings (losses) of unconsolidated entities, net	16,347	—	16,347
Gain (loss) on sale of real estate investments	2	—	2
Interest expense	(8,639)	539	(8,100)
Interest income	26	(2)	24
Income (loss) from continuing operations before benefit (provision) for income taxes	11,231	(134)	11,097
Benefit (provision) for income taxes	(39)	25	(14)
Income (loss) from continuing operations	$11,192	$(109)	$11,083
Income (loss) from continuing operations per common share	$0.05		$0.05
Weighted average number common shares outstanding	222,106		222,106

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2015
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of JPMorgan Chase Tower had occurred as of January 1, 2013.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2015.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what our actual results of operations would have been had we completed this transaction on January 1, 2013, nor does it purport to represent our future operations.

	Year Ended December 31, 2015 (a)	Adjustments for JPMorgan Chase Tower (b)	Adjustments for 2555 Grand (c)	Pro Forma
Revenues:
Rental revenue	$198,684	$(28,088)	$(9,945)	$160,651
Other revenue	20,105	(3,696)	(546)	15,863
Total revenues	218,789	(31,784)	(10,491)	176,514
Expenses:
Property operating expenses	59,996	(10,663)	(2,675)	46,658
Real property taxes	30,931	(5,514)	(641)	24,776
Property management fees	5,683	(849)	(242)	4,592
Depreciation and amortization	87,923	(9,716)	(2,459)	75,748
Acquisition related expense	505	—	—	505
Asset management and acquisition fees	36,576	—	—	36,576
General and administrative	6,635	(3)	—	6,632
Impairment losses	19,663	(11,865)	—	7,798
Total expenses	247,912	(38,610)	(6,017)	203,285
Operating income (loss)	(29,123)	6,826	(4,474)	(26,771)
Other income (expenses):
Gain (loss) on derivative instruments, net	16,945	—	—	16,945
Gain (loss) on settlement of derivative instruments	—	—	—	—
Gain (loss) on sale or dissolution of unconsolidated joint venture	—	—	—	—
Equity in earnings (losses) of unconsolidated entities, net	43,267	—	—	43,267
Gain (loss) on sale of real estate investments	50,144	—	(20,747)	29,397
Interest expense	(37,684)	4,415	—	(33,269)
Interest income	46	(2)	(1)	43
Income (loss) from continuing operations before benefit (provision) for income taxes	43,595	11,239	(25,222)	29,612
Benefit (provision) for income taxes	(225)	186	—	(39)
Income (loss) from continuing operations	$43,370	$11,425	$(25,222)	$29,573
Income (loss) from continuing operations per common share	$0.19			$0.13
Weighted average number common shares outstanding	223,369			223,369

 See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2014
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of JPMorgan Chase Tower had occurred as of January 1, 2013.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2014.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what our actual results of operations would have been had we completed this transaction on January 1, 2013, nor does it purport to represent our future operations.

	Year Ended December 31, 2014(a)	Adjustments for JPMorgan Chase Tower (b)	Adjustments for 2555 Grand (c)	Adjustments for Airport Corporate Center (d)	Pro Forma
Revenues:
Rental revenue	$219,435	$(33,222)	$(18,414)	$(13,151)	$154,648
Other revenue	16,588	(3,429)	(941)	(596)	11,622
Total revenues	236,023	(36,651)	(19,355)	(13,747)	166,270
Expenses:
Property operating expenses	69,372	(10,273)	(4,676)	(7,789)	46,634
Real property taxes	31,713	(5,493)	(1,153)	(1,758)	23,309
Property management fees	5,943	(881)	(462)	(379)	4,221
Depreciation and amortization	95,827	(13,037)	(4,528)	(2,679)	75,583
Acquisition related expense	375	—	—	—	375
Asset management and acquisition fees	37,042	—	—	—	37,042
General and administrative	6,950	(3)	—	—	6,947
Impairment losses	3,314	—	—	—	3,314
Total expenses	250,536	(29,687)	(10,819)	(12,605)	197,425
Operating income (loss)	(14,513)	(6,964)	(8,536)	(1,142)	(31,155)
Other income (expenses):
Gain (loss) on derivative instruments, net	33,258	—	—	—	33,258
Gain (loss) on settlement of derivative instruments	(12,334)	—	—	—	(12,334)
Gain (loss) on sale or dissolution of unconsolidated joint venture	13,381	—	—	—	13,381
Equity in earnings (losses) of unconsolidated entities, net	56,936	—	—	—	56,936
Gain (loss) on sale of real estate investments	18,525	—	—	(9,032)	9,493
Interest expense	(47,352)	4,464	—	3,252	(39,636)
Interest income	655	(1)	(1)	(26)	627
Income (loss) from continuing operations before benefit (provision) for income taxes	48,556	(2,501)	(8,537)	(6,948)	30,570
Benefit (provision) for income taxes	(310)	229	—	—	(81)
Income (loss) from continuing operations	$48,246	$(2,272)	$(8,537)	$(6,948)	$30,489
Income (loss) from continuing operations per common share	$0.21				$0.13
Weighted average number common shares outstanding	226,412				226,412

 See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2013
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of JPMorgan Chase Tower had occurred as of January 1, 2013.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2013.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what our actual results of operations would have been had we completed this transaction on January 1, 2013, nor does it purport to represent our future operations.

	Year Ended December 31, 2013 (a)	Adjustments for JPMorgan Chase Tower (b)	Adjustments for 2555 Grand (c)	Adjustments for Airport Corporate Center (d)	Pro Forma
Revenues:
Rental revenue	$158,819	$(27,831)	$(17,262)	$(16,497)	$97,229
Other revenue	9,289	(3,133)	(942)	(572)	4,642
Total revenues	168,108	(30,964)	(18,204)	(17,069)	101,871
Expenses:
Property operating expenses	54,429	(9,586)	(4,483)	(9,246)	31,114
Real property taxes	24,282	(5,032)	(178)	(1,794)	17,278
Property management fees	4,132	(783)	(426)	(468)	2,455
Depreciation and amortization	51,262	(10,377)	(4,528)	(3,815)	32,542
Acquisition related expense	330	—	—	—	330
Asset management and acquisition fees	27,970	—	—	—	27,970
General and administrative	7,281	(3)	—	—	7,278
Impairment losses	33,878	—	—	(28,995)	4,883
Total expenses	203,564	(25,781)	(9,615)	(44,318)	123,850
Operating income (loss)	(35,456)	(5,183)	(8,589)	27,249	(21,979)
Other income (expenses):
Gain (loss) on derivative instruments, net	33,559	—	—	—	33,559
Gain (loss) on settlement of derivative instruments	(5,374)	—	—	—	(5,374)
Gain (loss) on sale or dissolution of unconsolidated joint venture	16,087	—	—	—	16,087
Equity in earnings (losses) of unconsolidated entities, net	82,468	—	—	—	82,468
Gain (loss) on sale of real estate investments	—	—	—	—	—
Interest expense	(47,453)	6,583	2,373	4,159	(34,338)
Interest income	779	(3)	—	(18)	758
Income (loss) from continuing operations before benefit (provision) for income taxes	44,610	1,397	(6,216)	31,390	71,181
Benefit (provision) for income taxes	(274)	221	—	—	(53)
Income (loss) from continuing operations	$44,336	$1,618	$(6,216)	$31,390	$71,128
Income (loss) from continuing operations per common share	$0.19				$0.31
Weighted average number common shares outstanding	231,551				231,551

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016

a.	Reflects the Company's historical condensed consolidated balance sheet as of March 31, 2016.

b.	Reflects the Company's disposition of JPMorgan Chase Tower. Amounts represent the adjustments necessary to remove the assets and liabilities associated with JPMorgan Chase Tower.

c.	Reflects the proceeds received from the sale of JPMorgan Chase Tower less any cash on hand at JPMorgan Chase Tower as of March 31, 2016.

d.	Reflects the adjustments related to the disposition of JPMorgan Chase Tower and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2016

a.	Reflects the Company's historical condensed consolidated statement of operations for the three months ended March 31, 2016.

b.
Reflects the Company's disposition of JPMorgan Chase Tower. Amounts represent the adjustments necessary to remove the historical revenues and expenses of JPMorgan Chase Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, general and administrative expenses, interest expense and interest income associated with JPMorgan Chase Tower. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2015.

b.
Reflects the Company's disposition of JPMorgan Chase Tower. Amounts represent the adjustments necessary to remove the historical revenues and expenses of JPMorgan Chase Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, general and administrative expenses, interest expense and interest income associated with JPMorgan Chase Tower. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

c.
Reflects the Company's disposition of 2555 Grand. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 2555 Grand, including property operating expenses, property taxes, management fees, depreciation and amortization and interest income associated with 2555 Grand. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2014.

b.
Reflects the Company's disposition of JPMorgan Chase Tower. Amounts represent the adjustments necessary to remove the historical revenues and expenses of JPMorgan Chase Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, general and administrative expenses, interest expense and interest income associated with JPMorgan Chase Tower. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

c.
Reflects the Company's disposition of 2555 Grand. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 2555 Grand, including property operating expenses, property taxes, management fees, depreciation and amortization and interest income associated with 2555 Grand. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

d.
Reflects the Company's disposition of Airport Corporate Center. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Airport Corporate Center, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Airport Corporate Center. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2013

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2013.

b.
Reflects the Company's disposition of JPMorgan Chase Tower. Amounts represent the adjustments necessary to remove the historical revenues and expenses of JPMorgan Chase Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, general and administrative expenses, interest expense and interest income associated with JPMorgan Chase Tower. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

c.
Reflects the Company's disposition of 2555 Grand. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 2555 Grand, including property operating expenses, property taxes, management fees, depreciation and amortization, and interest expense associated with 2555 Grand. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

d.
Reflects the Company's disposition of Airport Corporate Center. Amounts represent the adjustments necessary to remove the historical revenues and expenses of Airport Corporate Center, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense, interest income and impairment losses associated with Airport Corporate Center. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.